                                                                      EXHIBIT 99

For More Information:
Investor contact:  Barbara Bolens  414-438-6940
Media contact:  Carole Herbstreit 414-438-6882


BRADY REPORTS STRONG SALES AND EARNINGS GROWTH FOR ITS FISCAL 2005 SECOND
QUARTER

MILWAUKEE (February 16, 2005)--Brady Corporation (NYSE: BRC), a world leader in identification solutions, today announced increased sales and net income results for its fiscal 2005 second quarter ended January 31, 2005.

         Sales for the quarter were up 28.3 percent to $196.2 million, compared to $152.9 million in the fiscal 2004 second quarter, with growth across all regions and major market segments. Net income for the quarter more than doubled to a record $20.6 million or $0.41 per diluted Class A Common share compared to $8.0 million or $0.17 per share in the second quarter of last year.

         Sales for the six months ended January 31, 2005, rose 30.1 percent to $396.6 million, compared to $304.9 million in the same period last year. Net income for the six months rose 122.6 percent to $40.9 million or $0.83 per diluted share compared to $18.4 million or $0.39 per share for the first half of fiscal 2004.

         "We are pleased to see strength in our end markets with all of our businesses and regions contributing to sales and profit," said Frank M. Jaehnert, Brady's president and chief executive officer. "In addition, our recent acquisitions continue to meet or exceed our expectations."

         "As a result of our improving profitability, we are increasing our guidance for fiscal 2005," said Brady chief financial officer, David Mathieson. "We anticipate sales of $790 to $810 million, with net income between $78 and $80 million and earnings per share of $1.55 to $1.60, up from previous guidance of sales of $780 to $800 million, net income of $66 to $69 million and earnings per share of $1.35 to $1.41."

         A webcast regarding fiscal 2005 second quarter results will be available at www.investor.bradycorp.com beginning at 9:30 a.m. Central Standard Time today.

         Brady is an international manufacturer and marketer of identification and materials solutions, with products including labels, signs, precision die-cut materials, printing systems, software, and label-application and data-collection systems for electronics, telecommunications, manufacturing, electrical, and a variety of other markets. Founded in 1914, Brady is headquartered in Milwaukee and employs about 4,000 people in operations in the United States, Europe, Asia/Pacific, Latin America and Canada. The company had sales of $671 million in fiscal 2004. Brady stock trades on the New York Stock Exchange under the symbol BRC. More information is available on the Internet at www.bradycorp.com.

         Information by regional segment for the three and six months ended January 31, 2005 and 2004 follows:




            (Dollars in thousands)                Americas        Europe         Asia         Corporate        Total
SALES TO EXTERNAL CUSTOMERS
Three months ended:
   January 31, 2005                              $  95,255      $  70,886      $  30,075                      $ 196,216
   January 31, 2004                                 74,196         60,360         18,392                        152,948

Six months ended:
   January 31, 2005                              $ 200,704      $ 135,413      $  60,518                      $ 396,635
   January 31, 2004                                154,288        113,625         36,941                        304,854


SALES GROWTH INFORMATION
Three months ended January 31, 2005:
    Base                                              10.2%           8.5%          25.5%                          11.4%
    Currency                                           1.1%           8.9%           2.8%                           4.4%
    Acquisitions                                      17.0%           0.0%          35.2%                          12.5%
      Total                                           28.3%          17.4%          63.5%                          28.3%

Six months ended January 31, 2005:
    Base                                               9.0%           7.6%          26.9%                          10.6%
    Currency                                           0.8%           9.1%           3.3%                           4.2%
    Acquisitions                                      20.3%           2.5%          33.6%                          15.3%
      Total                                           30.1%          19.2%          63.8%                          30.1%

SEGMENT PROFIT (LOSS)
Three months ended:
   January 31, 2005                              $  20,431      $  21,601      $   8,709      $    (585)      $  50,156
   January 31, 2004                                  9,498         15,346          4,905         (1,200)         28,549
      Percentage increase                            115.1%          40.8%          77.6%          51.3%           75.7%

Six months ended:
   January 31, 2005                              $  45,811      $  39,733      $  17,619      $  (2,011)      $ 101,153
   January 31, 2004                                 24,614         28,795         10,329         (1,970)         61,768
      Percentage increase                             86.1%          38.0%          70.6%           2.1%           63.8%

PROFIT RECONCILIATION (Dollars in thousands)

                                                 Three months ended:           Six months ended:
                                             January 31,    January 31,    January 31,    January 31,
                                                2005          2004            2005            2004
Total profit for reportable segments         $  50,741      $  29,749      $ 103,163      $  63,738
Corporate and eliminations                        (585)        (1,200)        (2,010)        (1,970)
Unallocated amounts:
    Administrative costs:                      (18,637)       (15,365)       (36,238)       (30,537)
    Interest - net                              (1,821)           134         (3,646)           225
    Foreign exchange                               276           (117)           246           (397)
    Restructuring charge, net                       --            (66)            --         (1,819)
    Other                                         (584)        (1,055)        (2,188)        (1,591)
        Income before income taxes              29,390         12,080         59,327         27,649
        Income taxes                             8,811          4,047         18,391          9,263
        Net income                           $  20,579      $   8,033      $  40,936      $  18,386





This news release contains forward-looking information, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking information in this release involves risks and uncertainties, including, but not limited to, domestic and international economic conditions and growth rates; fluctuations in currency exchange rates for international currencies versus the U.S. dollar; the successful implementation of a new enterprise-resource-planning system; the ability of the company to acquire, integrate and achieve anticipated synergies from new businesses; the ability of the company to adjust its cost structure to changes in levels of sales and product mix in a timely manner; variations in the economic or political conditions in the countries in which the company does business; technology changes; and the continued availability of sources of supply. Brady cautions that forward-looking statements are not guarantees, since there are inherent difficulties in predicting future results, and that actual results could differ materially from those expressed or implied in forward-looking statements.


                                       ###

BRADY CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Dollars in Thousands, Except Per Share Amounts)

                                                                                   (Unaudited)
                                             --------------------------------------------------------------------------------------
                                                   Three Months Ended January 31,                Six Months Ended January 31,
                                             -----------------------------------------    -----------------------------------------
                                                                            Percentage                                   Percentage
                                               2005           2004            Change        2005           2004            Change
                                             ---------      ---------       ----------    ---------      ---------       ----------
Net sales                                    $ 196,216      $ 152,948             28.3%   $ 396,635      $ 304,854            30.1%
Cost of products sold                           91,260         75,138             21.5%     186,154        148,281            25.5%
                                             ---------      ---------                     ---------      ---------
   Gross margin                                104,956         77,810             34.9%     210,481        156,573            34.4%

Operating expenses:
   Research and development                      6,099          5,606              8.8%      11,803         10,470            12.7%
   Selling, general and administrative          67,923         60,495             12.3%     135,951        116,883            16.3%
   Restructuring charge - net                       --             66                            --          1,819
                                             ---------      ---------                     ---------      ---------
Total operating expenses                        74,022         66,167             11.9%     147,754        129,172            14.4%

Operating income                                30,934         11,643            165.7%      62,727         27,401           128.9%

Other income and (expense):
   Investment and other (expense) income           493            438            12.56%         776           279           178.14%
   Interest expense                             (2,037)            (1)        203600.0%      (4,176)           (31)        13371.0%
                                             ---------      ---------                     ---------      ---------

Income before income taxes                      29,390         12,080            143.3%      59,327         27,649           114.6%

Income taxes                                     8,811          4,047            117.7%      18,391          9,263            98.5%
                                             ---------      ---------                     ---------      ---------

Net income                                      20,579          8,033            156.2%      40,936         18,386           122.6%
                                             =========      =========                     =========      =========


Per Class A Nonvoting Common Share:
   Basic net income                          $    0.42      $    0.17            147.1%   $    0.84      $    0.39           115.4%
   Diluted net income                        $    0.41      $    0.17            141.2%   $    0.83      $    0.39           115.6%
   Dividends                                 $    0.11      $    0.11              4.8%   $    0.22      $    0.21             4.8%

Per Class B Voting Common Share:
   Basic net income                          $    0.42      $    0.17            147.1%   $    0.82      $    0.38           118.7%
   Diluted net income                        $    0.41      $    0.17            141.2%   $    0.81      $    0.37           118.9%
   Dividends                                 $    0.11      $    0.11              4.8%   $    0.20      $    0.19             5.2%

Weighted average common shares outstanding:

                 Basic                      49,059,713     47,087,756                    48,772,946     46,986,066
                 Diluted                    49,981,887     47,782,208                    49,583,727     47,573,447

BRADY CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

(DOLLARS IN THOUSANDS)


                                                                                     (Unaudited)
                                                                          ---------------------------------
                                                                          January 31, 2005    July 31, 2004
                                                                          ----------------    -------------
                                              ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                                 $     72,599      $     70,368
   Accounts receivable, less allowance for losses ($4,333 and                     111,804           105,322
       $3,869, respectively)
   Inventories:
      Finished Products                                                            36,138            29,616
      Work-in-process                                                               8,201             6,550
      Raw materials and supplies                                                   19,585            16,765
                                                                             ------------      ------------
          Total inventories                                                        63,924            52,931
   Prepaid expenses and other current assets                                       25,222            23,302
                                                                             ------------      ------------

      TOTAL CURRENT ASSETS                                                        273,549           251,923

OTHER ASSETS:
   Goodwill                                                                       305,844           275,897
   Other Intangible assets                                                         59,039            45,879
   Other                                                                           31,413            34,526
                                                                             ------------      ------------

                                                                                  396,296           356,302
PROPERTY, PLANT AND EQUIPMENT:
   Cost:
       Land                                                                         6,331             6,242
       Buildings and improvements                                                  61,902            58,850
       Machinery and equipment                                                    155,230           153,467
       Construction in progress                                                     6,121             1,468
                                                                             ------------      ------------

                                                                                  229,584           220,027
   Less accumulated depreciation                                                  137,989           133,922
                                                                             ------------      ------------

      NET PROPERTY, PLANT AND EQUIPMENT                                            91,595            86,105
                                                                             ------------      ------------

TOTAL                                                                        $    761,440      $    694,330
                                                                             ============      ============

                     LIABILITIES AND STOCKHOLDERS' INVESTMENT

CURRENT LIABILITIES:
   Accounts payable                                                          $     35,160      $     38,533
   Wages and amounts withheld from employees                                       33,025            41,872
   Taxes, other than income taxes                                                   5,039             3,852
   Accrued income taxes                                                            19,959            12,399
   Other current liabilities                                                       24,314            23,529
   Short-term borrowings and current maturities on long-term debt                      17                32
                                                                             ------------      ------------

      TOTAL CURRENT LIABILITIES                                                   117,514           120,217

LONG-TERM OBLIGATIONS, LESS CURRENT MATURITIES                                    150,000           150,019

OTHER LIABILITIES                                                                  34,569            20,779
                                                                             ------------      ------------

      TOTAL LIABILITIES                                                           302,083           291,015

STOCKHOLDERS' INVESTMENT:
   Common stock:
     Class A nonvoting common stock - Issued and outstanding, 45,591,049              456               224
          and 44,690,798 shares, respectively
     Class B voting common stock - Issued and outstanding 1,769,314 shares             18                18
   Additional paid-in capital                                                      90,914            72,865
   Income retained in the business                                                352,687           322,224
   Treasury Stock - 34,657 shares, at cost                                         (1,074)           (1,074)
   Accumulated other comprehensive income                                          16,477             9,340
   Other                                                                             (121)             (282)
                                                                             ------------      ------------

      TOTAL STOCKHOLDERS' INVESTMENT                                              459,357           403,315
                                                                             ------------      ------------

TOTAL                                                                        $    761,440      $    694,330
                                                                             ============      ============

BRADY CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in Thousands)


                                                                                                     (Unaudited)
                                                                                                   Six Months Ended
                                                                                                      January 31
                                                                                                 2005              2004
                                                                                             ------------      ------------
Operating activities:
Net income                                                                                   $     40,936      $     18,386
Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization                                                                    13,253             9,989
  Income tax benefit from the exercise of stock options                                             3,740             1,552
  Loss on sale or disposal of property, plant & equipment                                             470               104
  Provision for losses on accounts receivable                                                         618               764
  Non-cash portion of stock-based compensation expense                                              2,048               455
  Net restructuring charge accrued liability                                                           --             1,742
  Changes in operating assets and liabilities (net of effects of business acquisitions):
     Accounts receivable                                                                              888            (3,908)
     Inventory                                                                                     (7,151)           (3,806)
     Prepaid expenses and other assets                                                             (1,715)            2,720
     Accounts payable, accrued expenses and other liabilities                                     (17,491)           (6,668)
     Income taxes                                                                                   7,240             1,009
     Other liabilities                                                                              2,732                41
                                                                                             ------------      ------------
        Net cash provided by operating activities                                                  45,568            22,380

Investing activities:
  Acquisition of businesses, net of cash acquired                                                 (34,428)          (30,652)
  Purchases of property, plant and equipment                                                       (9,648)           (6,621)
  Proceeds from sale of property, plant and equipment                                                 262               255
  Other                                                                                            (2,364)             (933)
                                                                                             ------------      ------------
        Net cash used in investing activities                                                     (46,178)          (37,951)

Financing activities:
  Payment of dividends                                                                            (10,473)           (9,982)
  Proceeds from issuance of common stock                                                           12,655             7,919
  Principal payments on debt                                                                          (37)           (1,534)
  Purchase of treasury stock                                                                           --              (564)
                                                                                             ------------      ------------
        Net cash provided (used) in financing activities                                            2,145            (4,161)
Effect of exchange rate changes on cash                                                               696             1,855

Net increase (decrease) in cash and cash equivalents                                                2,231           (17,877)
Cash and cash equivalents, beginning of period                                                     70,368            76,088
                                                                                             ------------      ------------

Cash and cash equivalents, end of period                                                     $     72,599      $     58,211
                                                                                             ============      ============

Supplemental disclosures:
Cash paid during the period for:
  Interest                                                                                   $      4,051      $         64
  Income taxes, net of refunds                                                                      6,122             6,502
Acquisitions:
 Fair value of asset acquired, net of cash                                                   $     25,938      $     14,594
 Liabilities assumed                                                                              (15,013)           (9,040)
 Goodwill                                                                                          23,503            25,098
                                                                                             ------------      ------------
  Net cash paid for acquisitions                                                             $     34,428      $     30,652
                                                                                             ============      ============